UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 17, 2004

MICHAELS STORES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-09338	75-1943604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Bent Branch Drive
Irving, Texas 75063
P.O. Box 619566
DFW, Texas 75261-9566
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 409-1300

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
Restated Certificate of Incorporation
Certificate of Amendment
Certificate of Amendment
Certificate of Amendment
Amended and Restated Bylaws

Item 5. Other Events and Required FD Disclosure.

     Executive Officers of the Company

     On June 17, 2004, the Board of Directors (the “Board”) of Michaels Stores, Inc. (the “Company”) made its annual determination as to those officers of the Company that will be designated executive officers. The following individuals were designated executive officers of the Company:

Charles J. Wyly, Jr.	Chairman of the Board of Directors
Sam Wyly	Vice Chairman of the Board of Directors
R. Michael Rouleau	President and Chief Executive Officer
Ronald S. Staffieri	President – Michaels Stores Group
Jeffrey N. Boyer	Executive Vice President – Chief Financial Officer
Edward F. Sadler	Executive Vice President – Store Operations
Gregory A. Sandfort	Executive Vice President – General Merchandise Manager

     Amendment to Restated Certificate of Incorporation

     On June 17, 2004, an amendment to the Restated Certificate of Incorporation of the Company, increasing the number of authorized shares of common stock of the Company, was adopted by the Company’s stockholders and filed with the Secretary of State of the State of Delaware. A copy of the Restated Certificate of Incorporation and all subsequent amendments thereto, including the one described in the immediately preceding sentence, are attached as exhibits to this Current Report on Form 8-K.

     Amended and Restated Bylaws

     On June 17, 2004, the Board adopted Amended and Restated Bylaws of the Company, a copy of which is attached as an exhibit to this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits:

Exhibit
Number	Description
3.1	Restated Certificate of Incorporation of Michaels Stores, Inc.
3.2	Certificate of Amendment to the Restated Certificate of Incorporation of Michaels Stores, Inc.
3.3	Certificate of Amendment to the Restated Certificate of Incorporation of Michaels Stores, Inc.
3.4	Certificate of Amendment to the Restated Certificate of Incorporation of Michaels Stores, Inc.
3.5	Amended and Restated Bylaws of Michaels Stores, Inc.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAELS STORES, INC.
By:	/s/ Jeffrey N. Boyer
Jeffrey N. Boyer Executive Vice President —
Chief Financial Officer

     Date: July 7, 2004

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INDEX TO EXHIBITS

Exhibit
Number	Description
3.1	Restated Certificate of Incorporation of Michaels Stores, Inc.
3.2	Certificate of Amendment to the Restated Certificate of Incorporation of Michaels Stores, Inc.
3.3	Certificate of Amendment to the Restated Certificate of Incorporation of Michaels Stores, Inc.
3.4	Certificate of Amendment to the Restated Certificate of Incorporation of Michaels Stores, Inc.
3.5	Amended and Restated Bylaws of Michaels Stores, Inc.